                                       FORM 8-K

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934


         Date of Report (Date of earliest event reported)  SEPTEMBER 4, 1996
                                                          -------------------




                          AMERICAN ENTERTAINMENT GROUP, INC.
                ------------------------------------------------------
                (Exact Name of Registrant as Specified in its Charter)





       COLORADO                0-22174              83-0277375
   -----------------        -------------       --------------------
    (State or Other          (Commission         IRS Employer
    Jurisdiction of          File Number)        Identification No.)
    Incorporation
    or Organization)





                             160 Bedford Road, Suite 306
                           Toronto, Ontario, Canada M5R 2K9
                  --------------------------------------------------
                  (Address of Principal Executive Offices, Zip Code)


                                    (416) 920-1919
                 ----------------------------------------------------
                 (Registrant's telephone number, including area code)


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                                       FORM 8-K
                                    CURRENT REPORT
                           Pursuant to Section 13 or 15(d)
                            of the Securities Act of 1934

Item 1.  CHANGES IN CONTROL OF REGISTRANT.
         Not Applicable

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         Not Applicable

Item 3.  BANKRUPTCY OR RECEIVERSHIP.
         Not Applicable

Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         Not Applicable

Item 5.  OTHER EVENTS

         Mr. John Velasco has been elected to fill a vacancy on the Registrant's Board of Directors, effective September 3, 1996. Mr. Velasco has extensive experience in the music and film business and has acted as an entertainment consultant for such companies as American Greetings, Mattel, Altman International, Zomba Entertainment, Cherry Lane Music, HDA Entertainment, and International Music Factory. He will devote such time as may be necessary to carry out his responsibilities as a Director of the Registrant.

         The Registrant's planned private placement of a total of $1,250,000 of convertible notes has been terminated as a result of adverse market conditions. The Registrant has no plans for another private placement offering at this time.

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS. Not Applicable

Item 8.  CHANGE IN FISCAL YEAR.
         Not Applicable


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       AMERICAN ENTERTAINMENT GROUP, INC.




                                       By:   //Joel Wagman//
                                            ------------------------------
                                               Joel Wagman
                                                Chairman



Dated: September 4, 1996